UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2011

Quepasa Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

324 Datura Street, Ste. 114 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 366-1249

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets

On November 10, 2011, Quepasa Corporation (the “Company”) filed a Current Report on Form 8-K (the “November Form 8-K”) reporting that it had completed its merger with Insider Guides, Inc. which owns and operates the social networking site myYearbook.com (“myYearbook”).  This Form 8-K/A amends the November Form 8-K, to include the unaudited pro forma financial information related to the myYearbook merger required by Item 9.01(b) of Form 8-K and to include the financial statements of myYearbook as of and for the nine months ended September 30, 2011.  This Form 8-K/A is being filed solely to supplement the November Form 8-K to provide the attached exhibits and does not modify any of the information disclosed in the November 8-K.

Item 9.01   Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

myYearbook’s unaudited financial statements as of and for the nine months ended September 30, 2011, which is attached as Exhibit 99.1.

(b) Pro forma financial information.

The Company’s unaudited pro forma financial information for the nine months ended September 30, 2011 and the year ended December 31, 2010, which is attached as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description

99.1	myYearbook’s unaudited financial statements as of and for the nine months ended September 30, 2011.

99.2	The Company’s unaudited pro forma financial information for the nine months ended September 30, 2011 and the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEPASA CORPORATION

Date: November 14, 2011	By:	/s/ Michael Matte
	Name:	Michael Matte
	Title:	Chief Financial Officer

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